UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 3, 2008

Obagi Medical Products, Inc.

(Exact name of registrant as specified in its charter)

001-33204

(Commission File Number)

Delaware	95-4658730
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

310 Golden Shore, Long Beach, CA  90802

(Address of principal executive offices, with zip code)

(562) 628-1007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (   see   General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

On March 3, 2008, Obagi Medical Products, Inc. issued a press release announcing financial results for the year ended December 31, 2007.  A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

This press release contains non-GAAP financial information. Management believes that the presentation of non-GAAP net income, non-GAAP operating expenses, non-GAAP taxes and non-GAAP net income per basic and diluted share provides important supplemental information to management and investors about financial and business trends relating to the company’s financial condition and results of operations. Management believes that the use of these non-GAAP financial measures provides consistency and comparability with our prior financial reports.

Management has used these non-GAAP measures when evaluating operating performance because we believe that the inclusion or exclusion of the items described below provides an additional measure of our core operating results and facilitates comparisons of our core operating performance against prior periods and our business model objectives. We have chosen to provide this information to investors to enable them to perform additional analyses of past, present and future operating performance and as a supplemental means to evaluate our ongoing core operations. Externally, we believe that these non-GAAP measures continue to be useful to investors in their assessment of our operating performance and their valuation of the company. Internally, these non-GAAP measures are significant measures used by management for purposes of:

•                    Evaluating the core operating performance of the company;

•                    Determination of bonuses for certain key employees;

•                    Establishing internal budgets;

•                    Comparing performance with internal forecasts and targeted business models;

•                    Strategic planning; and

•                    Benchmarking performance externally against our competitors.

Non-GAAP financial measures:

 Non-GAAP net income, non-GAAP operating expenses, and non-GAAP taxes are important to the company for the reasons noted above and exclude the following items:

•                     Debt issuance costs upon extinguishment of debt. This item reflects the write off of debt issuance costs arising from unscheduled repayments of the Senior Secured Credit Facility that are not directly related to the company’s ongoing or core business results and is a non-cash expense. Management excludes such items from internal operating forecasts and models because they are not considered a core operating activity for the company and because the frequency and variability in the nature of the charges can vary significantly from period to period. Excluding this data provides investors with a basis to compare our company against the performance of other companies without this variability.

•                     Registered public offering costs. These costs consist of expenses incurred to complete the company’s October registered public offering that are not directly related to the company’s ongoing or core business results. Management excludes such items from internal operating forecasts and models because they are not considered a core operating activity for the company and because the frequency and variability in the nature of the charges can vary significantly from period to period. Excluding this data provides investors with a basis to compare our company against the performance of other companies without this variability.

•                     Non-GAAP income tax expense/benefit. This item represents the additional amount of tax expense or benefit that the company would accrue if it used non-GAAP results instead of GAAP results in the calculation of its tax liability.

Non-GAAP net income per basic and diluted share:

The numerator used in the calculation of non-GAAP net income per basic and diluted share is non-GAAP net income computed as described above. In the denominator, the company uses the GAAP basic and diluted shares.  Some of the limitations of relying on non-GAAP financial measures include:

•                     Debt issuance costs upon extinguishment of debt. This item reflects the write off of debt issuance costs arising from unscheduled repayments of the Senior Secured Credit Facility that are not directly related to the company’s ongoing or core business results and is a non-cash expense. While this item is not related to ongoing or core business, these costs reflect the cost of capital and decisions made as part of running a business and are critical to a complete view of our historical results.

•                     Registered public offering costs. These costs consist of expenses incurred to complete the company’s October registered public offering that are not directly related to the company’s ongoing or core business results. While it is not related to ongoing or core business, these costs reflect the cost of access to the capital markets and business decisions made as part of running a business and should be considered for a complete view of our historical results.

•                     Non-GAAP income tax expense/benefit. This item represents the additional amount of tax expense or benefit that the company would accrue if it used non-GAAP results instead of GAAP results in the calculation of its tax liability. The limitation in it is that it does not include the effect of all the items excluded from the non-GAAP financial statements.

All supplemental non-GAAP financial measures should be read in conjunction with the comparable information presented in accordance with generally accepted accounting principles in the United States of America.

 The information furnished herewith pursuant to Item 2.02 of this Current Report and in Exhibit 99.1 hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.02 and in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release of Obagi Medical Products, Inc. dated March 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBAGI MEDICAL PRODUCTS, INC.

Date: March 3, 2008	By:	/s/ Stephen A. Garcia
Stephen A. Garcia
Chief Financial Officer